UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08348

LORD ASSET MANAGEMENT TRUST
(Exact name of Registrant as specified in charter)

440 South LaSalle Street
Chicago, Illinois 60605-1028
(Address of principal executive offices) (Zip code)

Keith T. Robinson Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006	Thomas S. White Thomas White International, Ltd. 440 South LaSalle Street Chicago, Illinois 60605-1028

(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 663-8300

Date of fiscal year end: 10/31
Date of reporting period: 11/01/02-04/30/03

FORM N-CSR

Item 1: Reports to Stockholders
Semi-Annual Report
American Enterprise Fund
American Opportunities Fund
International Fund
April 30, 2003

FOR CURRENT PERFORMANCE, NET ASSET VALUE, OR FOR ASSISTANCE
WITH YOUR ACCOUNT, PLEASE CONTACT THE FUNDS FAMILY AT
800-811-0535 OR VISIT OUR WEB SITE AT
WWW.THOMASWHITE.COM

THOMAS WHITE FUNDS FAMILY
OFFICERS AND TRUSTEES
      Thomas S. White, Jr.
        Chairman of the Board
        and President
        Nicholas G. Manos
        Trustee
         Edward E. Mack III
         Trustee
         Elizabeth G. Montgomery
         Trustee
         John N. Venson, D.P.M.
         Trustee
         Douglas M. Jackman, CFA
          Vice President and Secretary
         David Sullivan II
          Treasurer and
          Assistant Secretary
INVESTMENT ADVISER AND
ADMINISTRATOR
         Thomas White International, Ltd.
           440 S. LaSalle Street, Suite 3900
           Chicago, Illinois 60605-1028
CUSTODIANS
         The Northern Trust Company
           Chicago, Illinois
           U.S. Bank, N.A.
            Milwaukee, Wisconsin
LEGAL COUNSEL
         Dechert
          Washington, DC
INDEPENDENT ACCOUNTANTS
         PricewaterhouseCoopers LLP
           Chicago, Illinois
TRANSFER AGENT
         U.S. Bancorp Fund Services LLC
           Milwaukee, Wisconsin

The Thomas White Funds Family

Capturing Value Worldwide SM

[graphic omitted]

THOMAS WHITE FUNDS FAMILY

Thomas White is the Funds' President and Portfolio Manager. He has been an investment professional since joining Goldman Sachs in 1966. His interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke University in 1965. Over his thirty-seven years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and until 1992, fourteen years with Morgan Stanley. At Morgan Stanley, he was a Managing Director and the Chief Investment Officer for the firm's American valuation-oriented equity investing.

Together with the organization's team of seasoned domestic and international analysts, Mr. White directs the management of portfolio investments in Europe, Africa, North America, Latin America, Japan and Asia. The firm's research division, the Global Capital Institute, produces monthly publications that provide investment advice on the relative attractiveness of nearly 4,000 common stocks in forty-nine countries. These are purchased by major institutional asset management organizations worldwide.

THE FOLLOWING LETTER WAS WRITTEN BY MR. WHITE, THE FUNDS' PRESIDENT:

June 30, 2003

Dear Friends,

I, as many of our professionals in the firm, have 100% of my public equity investments in our three funds. As fellow shareholders and managers of the funds, we are committed to providing strong, stable equity performance. We have accomplished this in a wide spectrum of environments, starting with the steady growth of the nineties, followed by the excesses of the technology bubble of 1999-2000. The market's subsequent decline since the high in March of 2000 has been the longest since World War II. In last October's report, we stated our belief that the new bull market had started, but the advance would be much milder than was normal in the nineties. Despite many zigs and zags in the road since last fall, we continue to be moderately bullish.

"Houses are best built on stone, not sand. Our thorough stock selection approach emphasizes the use of time-tested, fundamental valuation measurements and analyst judgment. The objective is to determine a company's intrinsic business worth."

 "Our research division, the Global Capital Institute, is leading the asset management industry in the development of techniques to successfully value modern global companies."

Economic Review and Outlook

The economy is showing signs of awakening from its lethargy as we approach the start of the third quarter. Certainly, it is still limping along at a crawl, with the unemployment outlook still bleak, oil prices starting to rise again and car sales softening. Fortunately there are positives; home sales are still at a high level, retail sales are progressing and most service industries are maintaining stable if slow growth. The 2nd quarter's growth should be in line with the 2% rate that occurred in the 1st quarter, but only because the last couple months have been showing areas of improvement.

The second half should continue to improve due to the benefits of the recent tax reduction package passed by Congress and due to additional interest rate cuts by the Federal Reserve. The Republican Party is well aware that a weak economy drove former President Bush from office in 1992, despite his high war-related approval polls early in his term. This means more stimulation will appear quickly if the current round is not enough. By fall, the economy should be growing at a 3% growth rate followed by a 4% rate through 2004.

We make forecasts of the economy to envision the probable top-down factors that will affect the earnings of our stocks. The business cycle repeats itself every four to five years for logical reasons, but it is also important to understand that longer-term factors can overshadow its direction.

We have a firm conviction that the world entered into a period of strong growth in the late eighties. The drivers of this growth included: 1) the fall of communism implying the end of dueling superpowers that wasted vast capital, often in world wars, 2) the worldwide acceptance of free enterprise as an economic model and 3) the explosion of global communications and other productive technologies available to a growing portion of the world's population. These ideal conditions drove the enviable excesses in markets and we are now experiencing a period of slow growth while business capacity and excess personal consumption is absorbed.

A small group of doomsayers currently contend that the world has entered into a deflationary period and nothing can be done to stop a downward economic spiral. In difficult times there will always be people who have a tendency to extrapolate worst-case scenarios. It is my observation is that it pays to trust in the resiliency of the U.S. economy to self-cure its excesses. Its superb historical record of success should inspire confidence. Ironically, it is the pain of economic suffering that forces the tough decisions, which in turn, spawn the recovery. These conditions are also the mother's milk of doomsayers.

I am a conservative person by nature and certainly no Pollyanna, but an investor's experience has taught me to be more comfortable with my opinions when they are contrary to popular convention. My intuition tells me that the positive factors that I mentioned above will overcome the following challenges:

1.	How can we have a robust recovery with consumption already so strong in housing and autos?
2.	Certainly interest rates will begin to rise with the economic recovery. Won't their advance suppress the housing market, pressure down P/E ratios (hurting the stock market) and drive bond values down?
3.	With corporations and individuals carrying record levels of debt, how can they support a spending recovery?

Rising business profits, personal income and employment can cure all the above challenges. Globalizing factors and the Chinese labor market will keep inflation in the 1% to 3% range. A recovery would lower the federal, state and local budget deficits. Billions of Chinese, Indian and third world consumers have yet to transition into the industrialized nations' middle class spending/debt cycle. Their buying power will drive growth for years to come. Much of their consumption will be for Western brand goods and educations, and for vacation travel to America and Europe. The wonderful "multiplier effect" of money being spent will make today's slow global growth period a passing memory.

Conclusion

Maintaining a realistic investment perspective is an important component of successful investing. This is especially true for equities, the most volatile of major asset classes. Even though most large business organizations are relatively stable over time, their annual stock returns tend to vary widely. Investors simply exaggerate the importance of short-term events. The patience of a long-term investor allows him to buy out-of-favor stocks and sell them at a profit when they regain popularity.

Many of you regularly visit our office in Chicago and know the men and women who manage your assets. We encourage both shareholder visits and calls to discuss the funds. Maintaining an ongoing dialogue with shareholders is an integral part of our serving clients needs. Please call Doug Jackman, David Sullivan or me in Chicago at 312-663-8300. We welcome meeting shareholders personally. On behalf of all of us at the Thomas White Funds Family, we appreciate your confidence and look forward to continuing to work with you for years to come.

Thomas S. White, Jr.

President & Chairman of the Board

THE THOMAS WHITE FUNDS FAMILY

COMMON INVESTMENT GOALS The investment objective of the each Fund is to achieve long-term capital growth.

The INVESTMENT PHILOSOPHY OF THE THOMAS WHITE FUNDS
I.	Superior returns are achieved from capturing the high potential inherent within undervalued companies.
II.	A valuation-oriented investment approach can capture this potential while maintaining a lower risk profile.
III.	Thomas White emphasizes owning broadly diversified portfolios of undervalued companies that have solid cash flows, attractive growth potentials and appropriately conservative balance sheets.
IV.	The Advisor adheres to a long-term investment approach, and it does not attempt to project short-term changes in the general market.

The American Enterprise Fund (large-cap value)
The American Opportunities Fund (mid-cap value)
The International Fund (foreign equities)

Mutual fund investors and their advisors have grown increasingly sophisticated in the management of their assets. Funds are allocated by their investment style, cap size and between domestic and foreign stocks. The objective of this careful diversification is smoother performance. The Thomas White Funds described below should be used as individual components within an investor's total investment portfolio:

I.   The American Enterprise Fund

The American Enterprise Fund is designed to represent the large-cap value portion of our client's U.S. equities.

The Fund uses a valuation-driven large-cap investment style and will select primarily from those stocks found in the Russell 1000 Index. These companies range in market capitalization from roughly $1 to $382 billion.

II.   The American Opportunities Fund

This mid-cap value fund is designed to obtain superior long-term returns while attempting to limit investment risk. The portfolio is constructed to take full advantage of our research department's ability to discover attractive investment opportunities in each major business sector within the United States. History shows that careful industry and company diversification can help lower portfolio volatility and reduce risk during difficult market environments.

The American Opportunities Fund will use a valuation-driven mid-cap investment style and will select most of its stocks from the 800 companies in the Russell Midcap Index. These stocks range in market capitalizations from roughly $1 to $15 billion.

The two American Funds are designed to complement each other. The American Enterprise Fund will tend to have superior returns during periods where larger stocks are outperforming. The American Opportunities Fund will tend to have superior returns during periods where smaller stocks outperform.

III.   The International Fund

Globalization will continue to accelerate in this century. This trend started with the demise of the Soviet Union as a superpower and will speed up with the growing availability of the Internet worldwide.

This Fund is designed to represent the international equity component of an investor's portfolio of funds. It owns a broadly diversified list of undervalued common stocks located in all the major global industries. The securities are also widely diversified by geographical region and in both developed market and emerging market countries. The fund does not typically hedge currencies.

In August of 1998, Forbes Magazine honored the International Fund by placing it in their International Stock Funds "Best Buy List." We were the youngest of the twelve world funds making this list.

THE FUNDS ARE INVESTOR FRIENDLY

The Funds are 100% no-load, a distinct advantage since sales charges and 12b-1 fees reduce a shareholder's return. Each Fund has average or below average total expenses, in relation to their peers, and attempts to maintain low portfolio turnover, which is tax efficient. In addition to managing mutual funds, our asset management division runs U.S. large-cap, small-cap and fixed-income portfolios for clients. All of our investment asset classes use our traditional valuation-oriented investment approach.
THE WORLD HAS CHANGED. ADDING AN INTERNATIONAL FUND TO U.S. EQUITY HOLDINGS OFFERS THE POTENTIAL FOR BOTH IMPROVED PERFORMANCE AND SMOOTHER RETURNS. GLOBAL STOCK MARKET ALLOCATION
	Dec 1970	Dec 1980	Dec 1990	Dec 2000	Dec 2002
Developed Markets
Canada	4%	3%	2%	2%	2%
Europe	22%	23%	25%	28%	27%
Pacific	8%	16%	27%	14%	14%
United States	66%	57%	43%	52%	57%
Emerging Markets	.2%	.8%	3%	4%	6%
	100%	100%	100%	100%	100%
Global Market Value ($trillions)	$2.0	$4.1	$8.2	$26.9	$22.4

There has been growth in the relative size of developed and emerging markets outside the United States since 1960. Investors can now choose to employ wider diversification in the design of their equity portfolios.

Thomas White suggests shareholders hold both its American Funds and its International Fund to achieve a broadly diversified portfolio.

History shows that broad global diversification lowers portfolio volatility compared to single country portfolios.

Source: Global Capital Institute

COMMON INVESTMENT OBJECTIVES

The common goals of the Thomas White Funds are to provide our shareholders with solid performance and above average portfolio stability.

The Funds are designed to give shareholders a comfortable ride, in the roller coaster world of equities. Shareholders that can "stay the course" and maintain a well-thought-out, long-term strategy, have traditionally done well in investing. Nervous equity investors tend to make mistakes they regret later.

How do we invest the portfolio and structure the funds to accomplish our goals of both strong and stable performance?

First, in terms of portfolio design, we select stocks on the basis of how they will perform in both rising and declining markets. Our 100%-owned research unit, the Global Capital Institute, provides an ongoing flow of attractive stocks in most industries and countries. This gives us the ability to construct carefully diversified portfolios. Owning undervalued companies in all of the major industries or countries can moderate the disruption caused by unpredictable business and market cycles. Strong and weak sectors tend to offset each other, producing smoother overall performance, as well as the value added which comes from owning undervalued stocks.

Second, in designing the fund's structure, we try to attract and serve the prudent, long-term investor and discourage speculators. Please note the information in "Designing a Lifetime Investment Plan" and "The Power of Long-Term Investment Plans" located in the front section of the Funds' prospectus. Our Funds are ideal for these sort of lifetime savings plans. There is another advantage of having shareholders who are long-term investors. Long-term shareholders produce fewer fund redemptions, which means lower portfolio turnover in the Funds. A stable shareholder base also allows us to hold less liquidity-related cash, which can improve long-term performance.

Third, we encourage shareholders to develop confidence in our advice. Working with a trusted advisor increases the likelihood of investment success. We take great pride as professionals in assisting shareholders in reaching their investment goals. We know that our clients' accomplishments depend on their knowledge, planning and self-discipline. Accordingly, we attempt to focus our regular shareholder communications in these areas.

Finally, we send out special letters during periods of market turmoil. These are normally delivered in a timely fashion by fax or e-mail. Shareholder response to this form of communication has been quite enthusiastic. A complete set of past shareholder letters and reports are available at our website, www.thomaswhite.com or by calling 1-800-811-0535.

"The common goals of the Thomas White Funds are to provide our shareholders with solid performance and above average portfolio stability...

Shareholders that can 'stay the course' and maintain a well-thought-out, long-term strategy, have traditionally done well in equities."

THOMAS WHITE AMERICAN ENTERPRISE FUND TOP TEN HOLDINGS ON APRIL 30, 2003 BASED ON TOTAL NET ASSETS
Company Industry	% of Total Net Assets
Citigroup Inc. Banking	2.7%
Washington Mutual Banking	2.6%
International Business Machines Technology	2.4%
First Data Corp Technology	2.4%
Merck & Co. Healthcare	2.3%
SBC Communications Communications	2.2%
Bank of America Banking	2.2%
Altria Group, Inc. Consumer Staples	2.2%
Wells Fargo & Co. Banking	2.1%
Verizon Communication Communications	2.1%

THOMAS WHITE AMERICAN ENTERPRISE FUND INDUSTRY DISTRIBUTION ON APRIL 30, 2003 BASED ON LONG-TERM SECURITIES
Aerospace	0.3%
Banking	12.9%
Building	1.1%
Capital Goods	2.1%
Chemicals	1.1%
Communications	8.4%
Consumer Durables	2.4%
Consumer Retail	3.6%
Consumer Staples	6.8%
Energy	7.0%
Financial Diversified	9.2%
Forest & Paper	0.5%
Health Care	10.4%
Industrial	3.8%
Insurance	4.7%
Metals & Mining	0.3%
Services	10.3%
Technology	11.8%
Transportation	2.8%
Utilities	0.5%
Total	100.0%

Thomas White American Enterprise Fund

Large-Cap Value Style          Ticker: TWAGX

The American Enterprise Fund employs our organization's traditional valuation-oriented investment style and focuses its large-cap stock selection among the companies in the Russell 1000 Index. These companies range in market capitalizations from roughly $1 to $382 billion. Today, the Fund's weighted market cap is approximately $50.0 billion. The Fund's median stock size is $15.0 billion.

Performance

The Thomas White American Enterprise Fund returned +1.0% over the last six months through April 30. This compares to +5.3% for the Russell 1000 Value Index and +3.9% the S&P 500 Index composite. Over the last twelve months the fund fell -19.0% versus -13.0% and -13.8%. Since its inception, the Fund has returned an annualized -2.4% return. This compares to +0.6% for the Russell 1000 Value Index and -2.7% for the S&P 500 composite.

While we take some pleasure in outperforming the S&P 500 since our inception over four years ago, the fact is we have been out of sorts in this cap size over the last several years. Our experience in managing different asset class equities stretches back many years. Over those years, we have gone through batting slumps and have learned they occur despite investing in the same style throughout. Curiously, one can have a slump in large cap while experiencing a long hitting streak in mid and small cap. The approach we use to deal with a slump is simply to recognize that our investment style has served us well over time, and that slow periods are not a result of anything we are doing differently, but just occur naturally.

A Weak Economic Environment Persists

After three years of declining markets, our industry mixes were positioned more aggressively at the end of 2002. We did this to benefit from the stronger business recovery we envisioned beginning mid 2003. Although the economy has not recovered yet, our portfolio positions are undervalued and should produce strong returns as the economy rebounds in the fall. We are currently almost fully invested.

A recovery needs consumer and business confidence. The uncertainty surrounding a war with Iraq, North Korea and the on-going fight against terrorism, along with the emergence of SARS, served to undermine this confidence. These issues weigh heavily on decisions to invest capital and expand hiring. The "victory rally" that developed in early April as a result of our success in the war with Iraq will not hold if this increased confidence doesn't cause a rekindling of business activity. Solid corporate earnings announcements released at the end of April are encouraging.

Recognizing the tepid recovery, the Federal Reserve is poised to stimulate the economy further should weakness persist. As stated in the Fed's March minutes, "Monetary policy is positioned to accommodate a strengthening economic performance that seemed likely to materialize once key uncertainties and related concerns began to decrease . . . .  To be sure, the timing and speed of a pickup in economic activity were not clear and some members saw continued growth below potential as the primary risk for the near term."

Investment Strategy

At the end of 2002, we shifted the portfolio's industry allocation. Communications was increased 1.0% after the completion of the AT&T merger with Comcast and the spin-off of the telephone division from the cable businesses. Technology (+3.0%) and healthcare (+1.0%) were increased and weightings were reduced in the consumer staples (-3.0%) and consumer retail (-1.2%) sectors. We also shifted within the financials. We reduced our exposures to REITS and added stocks like Merrill Lynch and Janus Capital that we believe will benefit from renewed consumer confidence. Positions in Merck, Bristol Myers Squibb, Citigroup, Verizon and Intel were added to or purchased.

We continue to stress our stock selection abilities in every major industry. Our security analysts have developed valuation techniques that assist them in locating stocks that will outperform the market and their industry peers. These appraisal methods are unique in every industry. The organization's long experience with this approach gives us confidence in its success. Broad industry expertise gives us the ability to create a widely diversified portfolio.

Our underperformance during the first half of this fiscal year was in part due to Tenet Healthcare (-47.3%). Tenet Healthcare's problems relate to its aggressive approach to billing the government for Medicare reimbursements. While the company maintained its approach was legal, it admitted that it took advantage of the spirit of the reimbursement system. In light of the corporate scandals of 2000-02, firms face much more criticism for questionable behavior. Each time Tenet management solved past issues, new problems appeared. This demonstrated a poor understanding of their company. We sold the stock to avoid further losses.

Our Current Portfolio

We are nearly fully invested and maintain a broadly diversified portfolio consistent with our objective of portfolio growth and stability. The Fund currently owns 84 attractively priced businesses. These are located in every economic sector and major industry. As of April 30, the fund's diversification was confirmed by the fact that its top ten holdings represented just 23.2% of its total net assets.

In an exciting stock market, it is important that investors do not revert to speculating. We continue to execute our investment process in a consistent and disciplined manner. We believe that equity investing rewards the patient investor who uses time-tested valuation techniques and has realistic long-term goals. As the economy recovers, the Fund should continue to benefit.

PERFORMANCE AT A GLANCE
Relative Performance April 30, 2003	American Enterprise	Russell 1000 Value	S&P 500
Six Months	1.0%	5.3%	3.9%
YTD	0.8%	3.5%	4.2%
One Year Total Return	-19.0%	-13.0%	-13.8%
Annualized Three Year Total Return	-9.4%	-3.8%	-13.1%
Annualized Total Return Since Inception (11/1/98)	-2.4%	0.6%	-2.7%

The S&P 500 is a market-weighted index of the largest 500 companies. Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. All indices are unmanaged and returns assume the reinvestment of dividends.

The American Enterprise Fund

vs

the Russell 1000 Value Index and
the S&P 500
November 1, 1998 to April 30, 2003

[graphic omitted]

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks. The return since inception was -10.4% for the Fund, +2.6% for the Russell 1000 Value and -11.7% for the S&P 500. The one year return for the Fund was -19.0%. The Fund's average annual total return was -2.4%.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

THOMAS WHITE AMERICAN ENTERPRISE FUND
 Investment Portfolio April 30, 2003
Industry Issue		Shares	Value

Common Stocks (97.5%)

Aerospace (0.3%)
The Boeing Company		1,343	$36,637

Banking (12.6%)
Bank of America Corporation		4,000	296,200
BB&T Corp		4,500	146,700
Citigroup Inc.		9,400	368,950
Golden West Financial Corporation		2,000	150,840
PNC Financial Services Group, Inc.		2,400	105,360
Wells Fargo & Company		6,100	294,386
Washington Mutual, Inc.		8,772	346,493
			1,708,929

Building (1.1%)
Centex Corporation #		2,200	145,244

Capital Goods (2.1%)
Caterpillar Inc. #		2,300	120,980
Donaldson Company, Inc.		4,100	163,672
			284,652

Chemicals (1.1%)
E.I. DuPont de Nemours		1,700	72,301
Engelhard Corporation		1,600	39,280
Rohm and Haas Company		1,200	39,732
			151,313

Communications (8.2%)
Comcast Corporation *#		8,928	284,803
Liberty Media Corporation *		15,146	166,606
SBC Communications Inc.		12,800	299,008
Telephone & Data Systems Inc.		1,653	71,228
Verizon Communications		7,718	288,499
			1,110,144

Consumer Durables (2.3%)
Johnson Controls, Inc.		2,400	197,376
Mohawk Industries, Inc. *		1,550	85,979
Whirlpool Corporation #		600	32,094
_________________________			315,449
See Notes to Financial Statements

Consumer Retail (3.5%)
Costco Wholesale Corp. *#		2,000	69,220
Nordstrom, Inc. #		5,300	91,849
Office Depot, Inc.		6,900	87,354
Staples, Inc. *#		5,200	99,008
TJX Companies, Inc. #		6,600	127,050
			474,481

Consumer Staples (6.7%)
Alberto-Culver Company		4,100	202,048
Altria Group, Inc. #		9,577	294,589
CVS Corporation		2,468	59,750
Kraft Foods Inc. #		6,600	203,940
Kroger Co. *		10,180	145,574
			905,901

Energy (6.7%)
Amerada Hess Corporation #		1,550	69,983
Anadarko Petroleum Corporation #		3,000	133,200
ChevronTexaco Corporation		2,846	178,757
ConocoPhillips		5,312	267,194
Exxon Mobil Corporation #		6,100	214,720
Noble Corporation *		2,200	68,090
			931,944

Financial Diversified (9.0%)
American Express Company		6,900	261,234
Equity Office Properties *		5,000	129,850
Fannie Mae		3,400	246,126
Freddie Mac #		4,400	254,760
Janus Capital Group Inc.		14,600	202,940
Merrill Lynch & Co., Inc. #		3,100	127,255
			1,222,165

Forest & Paper (0.5%)
Rayonier		1,400	70,504

Health Care (10.1%)
Abbott Laboratories		3,300	134,079
Becton Dickinson		2,700	95,580
Bristol-Myers Squibb Co.		7,682	196,198
Dentsply Intl		3,000	112,050
Merck & Co., Inc.		5,400	314,172
Mylan Labs		7,300	206,371
Pfizer Inc. #		6,300	193,725
UnitedHealth Group Inc. #		1,400	128,982
			1,381,157
_________________________
See Notes to Financial Statements
Industrial (3.7%)
Illinois Tool Works Inc.		3,800	243,124
Teleflex Incorporated		2,000	76,780
Tyco International Ltd. #		11,700	182,520
			502,424

Insurance (4.6%)
Ambac Financial Group, Inc. #		1,500	87,525
Berkshire Hathaway B *		115	268,180
Old Republic International Corporation		3,400	104,040
Progressive Corporation #		2,400	163,200
			622,945

Metals (0.3%)
Alcoa, Inc.		1,900	43,567

Services (10.0%)
Darden Restaurants, Inc.		3,300	57,783
Fortune Brands, Inc.		3,100	150,040
Gannett Co., Inc.		2,300	174,156
GTECH Holdings Corporation *		3,800	127,946
H&R Block, Inc. #		2,600	100,412
IMS Health, Inc. #		3,800	58,520
Knight Ridder Inc.		2,000	129,100
Marriott International Inc. #		4,000	143,640
Republic Services, Inc. *#		9,300	199,578
The Walt Disney Company #		6,600	123,156
Waste Management, Inc. #		4,500	97,740
			1,362,071

Technology (11.4%)
Electronic Data Systems		4,600	83,490
First Data Corporation #		8,400	329,532
Harris Corporation		2,500	71,400
Hewlett-Packard Company		11,300	184,190
International Business Machines Corp. #		3,900	331,110
Intel Corporation		9,800	180,026
Microsoft Corporation		7,400	189,144
Oracle Corporation *#		10,100	119,988
Zebra Technologies Corporation *#		1,200	80,004
			1,568,884

Transportation (2.8%)
FedEx Corporation		4,200	251,496
Union Pacific Corporation #		2,100	124,992
			376,488
____________________________
See Notes to Financial Statements
Utilities (0.5%)
TXU Corporation #		3,300	65,736

	Total Common Stocks	(Cost $14,301,557)	13,280,635

Short-Term Obligations (2.5%)
		Principal Amount
Wisconsin Corporate Central Credit Union Variable Demand Note
0.99%, due 10/14/03		$339,112	$339,112
	Total Short-Term Obligations	(Cost $339,112)	339,112

Total Investments:	100.0%	(Cost $14,640,669)	13,619,747
Other Assets, Less Liabilities:	(0.0)%		(5,319)
Total Net Assets:	100.0%		$13,614,428

* Non-Income Producing Securities

# All or a portion of securities on loan at April 30, 2003 - See Note 1 (g) to financial statements.

THOMAS WHITE AMERICAN OPPORTUNITIES FUND TOP TEN HOLDINGS ON APRIL 30, 2003 BASED ON TOTAL NET ASSETS
Company Industry	% of Total Net Assets
CACI International Inc. Technology	3.1%
Alberto Culver Co. CL A Consumer Staples	2.0%
Mylan Laboratories, Inc. Healthcare	1.8%
Dentsply International Inc. Healthcare	1.6%
Symantec Corp Technology	1.6%
C.R. Bard, Inc. Healthcare	1.5%
Amdocs Services	1.4%
Old Republic Int'l Corp. Insurance	1.3%
CarMax, Inc. Services	1.3%
Golden West Financial Banking	1.3%

THOMAS WHITE AMERICAN OPPORTUNITIES FUND INDUSTRY DISTRIBUTION ON APRIL 30, 2003 BASED ON LONG-TERM SECURITIES
Aerospace	0.8%
Banking	9.2%
Building	3.1%
Capital Goods	2.2%
Chemicals	2.4%
Communications	1.0%
Consumer Durables	2.6%
Consumer Retail	5.7%
Consumer Staples	4.6%
Energy	4.8%
Financial Diversified	7.8%
Forest & Paper	0.9%
Health Care	10.1%
Industrial	5.2%
Insurance	5.7%
Metals & Mining	0.5%
Services	17.1%
Technology	13.0%
Transportation	2.1%
Utilities	1.2%
Total	100.0%

Thomas White American Opportunities Fund

Mid-Cap Value Style           (Ticker: TWAOX)

The American Opportunities Fund reached its fourth birthday March 4, 2003. It employs the same valuation-oriented investment style as our large-cap American Enterprise Fund, but focuses its selection among the 800 stocks in the Russell Midcap Index. These companies range in market capitalizations from roughly $1 to $15 billion. The Fund may also purchase attractive larger-cap or smaller stocks. Given that our security analysts regularly value over 2,300 domestic companies, this selection flexibility allows the portfolio manager to buy any of the investment opportunities they discover. The Fund's weighted market-cap size is $4.0 billion and the median size is $3.0 billion.

Performance

The Thomas White American Opportunity Fund returned +6.4% over the last six months through April, versus the Russell Midcap Value Index +7.1% and the Russell Midcap Index +7.6%. Over the last twelve months the Fund returned -13.1% versus -13.5% and -14.1%. Since its inception, the Fund has returned an annualized +3.6% return. This compares to the Russell Midcap Value Index +4.2% and the Russell Midcap Index +2.4%.

Investment Strategy

After three years of general decline in the equity markets, our industry mixes are getting more aggressive to take advantage of the business recovery we envision in the second half. Like their large-cap counterparts, the volatile market has provided plenty of undervalued investment opportunities. Despite this, turnover in the portfolio over the last half year was below our historical annualized average of 50%.

During this first six months, we increased our position weights in health care, banking and technology while reducing our exposure in services and the REIT industry. We feel the rebalanced portfolio is populated with undervalued stocks that will benefit from the economy gaining ground in the second half of the year.

As a generalization, the mid-sized and smaller companies avoided many of the corporate scandals faced by their larger peers. These companies have fewer management layers so they are more transparent. Large insider holdings mean executives have their personal wealth closely aligned with other shareholders. Mid-cap companies often enjoy distinct business niches.

The Value Line Company, whose stock we added to the Fund in November, is a good example. The company is a leader in independent stock research. It should benefit from the recent turmoil related to the Spitzer Settlement through an increase in their research sales to major brokers. The company price is up +18.3% since our purchase. Another example is Amdocs Ltd. (+153.0%). Amdocs is a leading provider of billing systems, relationship management and order systems for the telecommunications sector. Their product has allowed them to expand globally and service communications companies such as Verizon and Vodaphone (UK).

Our Current Portfolio

As is our traditional policy, we are nearly fully invested and have broad industry diversification. In order to achieve our objective of portfolio stability, we currently own 154 attractively priced businesses spanning every major industry. As of April 30, the Fund's wide diversification was shown by the fact that its top ten holdings represented just 16.9% of its total net assets.

In conclusion, the Fund represents a diversified portfolio of undervalued securities. We are confident that the portfolio will perform well as the pace of economic activity quickens.

PERFORMANCE AT A GLANCE
Relative Performance April 30, 2003	American Opportunities Fund	Russe Russell Midcap Value	Russell Midcap Index
Six Months	6.4%	7.1%	7.6%
YTD	3.1%	3.2%	4.7%
One Year Total Return	-13.1%	-13.5%	-14.1%
Annualized Three Year Total Return	0.6%	3.9%	-5.1%
Annualized Total Return Since Inception (3/4/99)	3.6%	4.2%	2.4%

Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 31% of the total market capitalization of the Russell 3000 Index. Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. This represents approximately 11% of the total market capitalization of the Russell 3000 Index.  All indices are unmanaged and returns assume the reinvestment of dividends.

The American Opportunities Fund
vs
the Russell Midcap Value Index and
the Midcap Index

March 4, 1999 to April 30, 2003

[graphic omitted]

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks. The return since inception was +15.6% for the Fund, +18.9% for the Russell Midcap Value and +10.2% for the Russell Midcap. The one-year return for the Fund was -13.1%. The Fund's average annual total return was +3.6%.

Past performance does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

Investment Portfolio April 30, 2003
Industry Issue		Shares	Value

Common Stocks (98.1%)
Aerospace (0.8%)
L-3 Communications Holdings, Inc.		1,200	$53,280
Moog Inc Class A		1,400	44,520
			97,800

Banking (9.0%)
BB&T Corp		3,600	117,360
Community First Bankshares, Inc.		1,716	46,128
First Tennessee National Corporation #		1,700	74,460
Golden West Financial Corporation		2,050	154,611
GreenPoint Financial Corp. #		1,100	52,536
Hudson City Bancorp		2,100	48,783
M&T Bank Corporation		1,800	152,046
New York Community Bancorp, Inc. #		1,800	62,496
North Fork Bancorporation, Inc.		3,400	110,024
PNC Financial Services Group, Inc.		900	39,510
Southtrust Corp		2,200	59,312
TCF Financial Corporation #		3,200	126,720
Washington Mutual, Inc. #		1,500	59,250
			1,103,236
Building (3.0%)
American Woodmark Corporation		1,500	71,925
Centex Corporation		1,400	92,428
D. R. Horton Inc.		2,600	61,620
KB Home #		1,173	57,794
Ryland Group, Inc.		1,600	86,768
			370,535
Capital Goods (2.1%)
Donaldson Company, Inc. #		2,400	95,808
Graco Inc.		3,375	103,613
PACCAR Inc. #		1,044	60,886
			260,307
Chemicals (2.3%)
Airgas, Inc.		5,200	105,196
Engelhard Corporation		1,839	45,147
Lubrizol Corporation		1,100	34,771
Olin Corporation		2,900	52,548
Rohm and Haas Company		1,400	46,354
			284,016
Communications (1.1%)
ALLTEL Corporation		700	32,802
Liberty Media Corporation		3,328	36,608
Telephone & Data Systems Inc.		1,300	56,017
			125,427
____________________________
See Notes to Financial Statements
Consumer Durables (2.5%)
ArvinMeritor, Inc.		1,870	29,583
Autoliv Inc.		2,300	55,890
Carlisle Companies, Inc.		1,300	58,968
Johnson Controls, Inc.		900	74,016
Lear Corporation		952	37,832
Whirlpool Corporation #		928	49,639
			305,928
Consumer Retail (5.6%)
Abercrombie & Fitch Co. *		1,300	42,744
American Eagle Outfitters, Inc. *		1,400	24,444
Fossil, Inc. *		3,885	71,173
Kenneth Cole Productions Inc. #		1,600	36,880
Liz Claiborne, Inc.		2,700	87,831
Office Depot, Inc.		7,700	97,482
Pacific Sunwear of California, Inc.		1,700	38,811
Ross Stores, Inc.		2,600	98,514
Staples, Inc.		3,900	74,256
TJX Companies, Inc. #		5,700	109,725
			681,860
Consumer Staples (4.5%)
Alberto-Culver Co CL A		5,100	243,168
Casey's General Stores, Inc.		2,700	34,965
Constellation Brands, Inc.		2,964	79,465
CVS Corporation		1,700	41,157
Dean Foods Company *#		1,400	60,942
Helen of Troy Limited *		3,000	42,450
Kroger Co.		3,000	42,900
			545,047
Energy (4.7%)
Anadarko Petroleum Corporation #		2,522	111,977
BJ Services Company *		2,200	80,322
Devon Energy Corporation		1,200	56,700
Helmerich & Payne, Inc.		2,300	59,179
Marathon Oil Corporation		2,629	59,862
Valero Energy Corporation		2,300	84,525
Varco International, Inc.		3,300	58,047
XTO Energy Inc.		3,500	68,250
			578,862
Financial Diversified (7.6%)
A.G. Edwards, Inc.		1,757	52,411
Boston Properties, Inc.		800	31,360
Countrywide Financial Corporation #		2,000	135,200
Doral Financial Corporation #		2,200	88,022
Hospitality Properties Trust		1,000	28,810
Janus Capital Group Inc.		8,600	119,540
Kimco Realty Corporation #		2,250	81,450
Legg Mason, Inc.		1,300	70,590
Lehman Brothers Holdings Inc. #		2,047	128,900
ProLogis		5,000	128,700
Student Loan Corporation		600	64,326
			929,309
____________________________
See Notes to Financial Statements
Forest & Paper (0.9%)
Rayonier Inc.		1,689	85,058
Wausau-Mosinee Paper Corporation		2,337	24,866
			109,924
Health Care (9.9%)
Becton, Dickinson and Company		1,500	53,100
Bio-Rad Laboratories, Inc. *		600	28,050
C. R. Bard, Inc.		2,800	177,464
Caremark Rx, Inc. *#		900	17,919
Covance Inc. *#		5,100	90,423
DaVita Inc. *		2,000	41,240
DENTSPLY International Inc.		5,250	196,088
First Health Group Corp. *#		1,400	35,056
Genzyme General *#		800	32,216
Health Net, Inc. *		2,900	75,661
Humana Inc. *		4,700	51,935
Medicis Pharmaceutical Corporation		1,850	106,634
Mylan Laboratories Inc.		7,800	220,506
Omnicare, Incorporated		3,000	79,560
			1,205,852
Industrial (5.1%)
American Standard Companies Inc. *		898	63,929
AptarGroup, Inc.		2,100	72,282
Ball Corporation		1,600	89,856
CLARCOR Inc.		2,200	82,302
Franklin Electric Co., Inc.		1,100	57,013
Griffon Corporation *		4,300	58,566
Hillenbrand Industries, Inc.		900	44,910
ITT Industries, Inc.		770	44,891
Sonoco Products Company		2,991	65,353
Teleflex Incorporated		1,100	42,229
			621,331

Insurance (5.6%)
Ambac Financial Group, Inc. #		1,750	102,113
Erie Indemnity Company		1,171	43,760
MGIC Investment Corp.		1,317	59,871
Old Republic International Corporation		5,300	162,180
PMI Group, Inc.		1,930	59,483
Progressive Corporation #		1,300	88,400
Radian Group Inc.		1,486	58,994
RenaissanceRe Holdings Ltd.		1,300	57,577
Torchmark Corporation		1,400	54,250
			686,628
Metals (0.5%)
Alcoa Inc.		2,400	55,032

Services (16.8%)
Amdocs Limited *		9,600	169,536
Banta Corporation		3,500	108,675
Brinker International, Inc. *#		2,700	85,725
CarMax, Inc. #		7,500	158,625
Cox Communications, Inc. *#		718	23,766
Cox Radio, Inc. *		2,400	54,744
Fortune Brands, Inc.		2,900	140,360
FTI Consulting, Inc. *		1,200	54,300
GTECH Holdings Corporation *		4,300	144,781
H&R Block, Inc. #		1,600	61,792
International Game Technology *#		1,400	120,820
ITT Educational Services, Inc.		4,200	123,900
Knight Ridder Inc.		1,300	83,915
Liberty Corporation		2,200	97,174
Matthew's International Corp.		3,500	82,775
Panera Bread Company		1,800	61,218
Republic Services, Inc.		4,300	92,278
SCP Pool Corporation		1,900	62,719
Apollo Group Inc: Class Phoenix		1,600	70,928
USA Interactive, Inc.		3,500	104,825
Value Line, Inc.		2,400	117,360
Wackenhut Corrections Corporation		2,600	28,600
			2,048,816
Technology (12.8%)
Ameritrade Holding Corporation *		8,600	43,000
CACI International Inc. *		10,924	381,575
Certegy Inc. *		1,400	34,986
eFunds Corporation *		8,600	78,690
Equifax Inc.		2,800	64,932
Fiserv, Inc. *		1,700	50,014
Harris Corporation		3,764	107,500
Hyperion Solutions Corporation *		1,400	39,606
Lexmark International, Inc. #		1,000	74,510
Linear Technology Corporation #		3,400	117,096
Progress Software Corporation		1,800	35,064
Storage Technology Corporation		2,600	64,272
Symantec Corporation #		4,394	193,116
Syntel, Inc.		7,000	105,000
Varian, Inc.		1,900	60,002
Zebra Technologies Corporation		1,600	106,672
			1,556,035
____________________________
See Notes to Financial Statements
Transportation (2.1%)
FedEx Corporation		1,300	77,844
Norfolk Southern Corporation		2,322	49,250
Roadway Corporation		2,200	81,708
Union Pacific Corporation #		800	47,616
			256,418
Utilities (1.2%)
OGE Energy Corp.		1,300	23,335
ONEOK Inc.		2,900	55,013
Pinnacle West Capital Corporation		2,100	69,761
			148,109

Total Common Stocks		(Cost $10,460,502)	11,970,472

Short-Term Obligations (1.9%)
		Principal Amount
Wisconsin Corporate Central Credit Union Variable Demand Note
0.99%, due 10/14/03		$234,034	$234,034
	Total Short-Term Obligations	(Cost $234,034)	234,034

Total Investments:	100.0%	(Cost $10,694,536)	12,204,506
Other Assets, Less Liabilities:	(0.0)%		(4,111)
Total Net Assets:	100.0%		$12,200,395

* Non-Income Producing Securities

# All or a portion of securities on loan at April 30, 2003 - See Note 1 (g) to financial statements.

THOMAS WHITE INTERNATIONAL FUND TOP TEN HOLDINGS ON APRIL 30, 2003 BASED ON TOTAL NET ASSETS
Company Industry, Country	% of Total Net Assets
Unilever Consumer Staples, Netherlands	2.2%
British American Tobacco Consumer Staples, United Kingdom	2.2%
Telefonos De Mex S A ADR "L" Communications, Mexico	2.0%
Total Fina Elf Energy, France	1.9%
News Corp Services, Australia	1.8%
Samsung Electronics Technology, South Korea	1.8%
Yamada Denki Co. Consumer Retail, Japan	1.7%
Telefonica ADR Communications, Spain	1.6%
Repsol YPF Energy, Spain	1.6%
HSBC Holdings Banking, Hong Kong	1.6%

Thomas White International Fund

Large Cap Value Style           (Ticker: TWWDX)

Performance

This first half of the fund's fiscal year, the Thomas White International Fund returned -0.1%. This compares to +3.1% for the MSCI All-Country less U.S. benchmark. The international equity markets under-performed the U.S. markets, explaining the MSCI All-Country World Index's return of +4.0%. Over the last year the Fund returned -16.6% versus -15.2% and -14.2% for the international and world benchmarks. The International Fund has had solid long-term performance since its inception on June 28, 1994. Its +4.3% annualized return outperformed MSCI AC World less U.S. Index +0.6% and was similar to the MSCI AC World Index +4.6%.

Market Review & Outlook

Global confidence was undermined by the war in Iraq and the fight against terrorism. Added to those events was the concern of severe acute respiratory syndrome, or SARS. Travel into Hong Kong, China and Southeast Asia was curtailed while more was discovered about the origin and treatment of this disease. The global community banded together to quickly uncover the root cause and began to find a cure for this disease. This disease had a negative short-term effect on businesses that operate in the region. This event illustrates clearer than ever the complex and interwoven world we live in today. Companies are beginning to rethink contingency plans to ensure that their manufacturing and supply chains won't be interrupted in future scenarios.

THE THOMAS WHITE INTERNATIONAL FUND IS DESIGNED TO BENEFIT FROM THE POSITIVE CHANGES OCCURRING IN THE WORLD.

These forty-nine countries are home to over 3,600 companies that meet the Fund's quality standards. International Fund shareholders, are partial owners of many of these companies through their ownership of Fund shares.

International Fund shareholders are at the very epicenter of what is driving change in today's world: An unprecedented explosion of highly beneficial global capitalism.

DEVELOPED MARKETS	Bermuda	South Africa
EUROPE
Austria	PACIFIC	LATIN AMERICA
Belgium	Australia	Argentina
Denmark	Hong Kong	Brazil
Finland	Japan	Chile
France	New Zealand	Colombia
Germany	Singapore	Mexico
Greece		Peru
Ireland	EMERGING MARKETS	Venezuela
Italy	GREATER EUROPE
Netherlands	Czech Republic	INDIAN SUBCONTINENT
Norway	Hungary	India
Portugal	Poland	Pakistan
Spain	Russia
Sweden	Turkey	FAR EAST
Switzerland		China
United Kingdom	MIDDLE EAST	Indonesia
	Israel	South Korea
NORTH AMERICA		Malaysia
Canada	AFRICA	Philippines
United States	Egypt	Taiwan
	Morocco	Thailand
The Fund takes full advantage of the extensive resources of the Global Capital Institute. This investment research organization is owned by Thomas White International, the Fund's manager. The Institute's professionals perform on-going valuation-based security analysis of companies in forty-nine countries. Its monthly equity valuation publications are produced for clients who are asset management organizations located around the world.

Portfolio Strategy

As we noted in the annual report, we increased our weights in the international telecommunication, media and technology industries (called the TMT sector outside the U.S.) as they had fallen sharply since the top of the market in March of 2000. These sectors had reduced their excessive valuations, but they still suffer from poor earnings and heavy debt loads. Positions added included Vivendi Universal, News Corp., Vodaphone and Sony Corp. Our increased weight in these undervalued cyclical and technology companies was based on our expectations of a recovery in these areas.

The Fund benefited from the weakness in the dollar over the past year. Since January 1, 2002, the dollar has fallen nearly 20% versus the Euro. The Euro is now back in reach of its initial launch value of 1.19 $/ Euro.

While currency movements helped the Fund, the European region remains sluggish and the local index under-performed other regions. The European Central Bank (ECB) led by Wim Duisenberg, cut interest rates over the past year but failed to stimulate business. Mr. Duisenberg's actions have not been nearly as aggressive as his counterpart, Mr. Greenspan, at the Federal Reserve. The strengthening Euro has had a negative translation impact as well as making European goods more expensive. A rebounding U.S. economy will help all regions but we expect further rate cuts by the ECB in order to boost the Euro region.

Latin America was the best performing region during the period Banco Bradesco (+54.9%), Telebras (+47.9%) and Petrobras (+41.4%) trailed only Israeli based Amdocs Ltd. (+153%) during the first six months.

THE THIRTY-TWO YEAR PERFORMANCE OF THE INTERNATIONAL EQUITY MARKET AND ITS MAJOR REGIONAL COMPONENTS
MSCI INDICES Gross	THESE INDEX RETURNS ARE IN U.S. DOLLARS. FIVE-YEAR REGIONAL PERFORMANCE SUCCESS IS NUMBERED FROM #1 (BEST) TO #5 (WORST).
PERIOD: Jan. 1, 1970 to Dec. 31, 2002 FIVE-YEAR PERIOD RETURNS	INT'L	CANADA	EUROPE	JAPAN	PACIFIC EX JAPAN	EMERGING MARKETS	U.S.
1970-1974	3.3%	4.6%(#2)	-0.9%(#3)	16.0%(#1)	-6.2%(#4)	N/A	-3.4%
1975-1979	19.0%	17.9%(#4)	18.9%(#2)	18.8%(#3)	27.5%(#1)	N/A	13.3%
1980-1984	9.5%	6.7%(#2)	6.1%(#3)	17.0%(#1)	4.1%(#4)	N/A	14.5%
1985-1989	35.0%	16.9%(#5)	32.3%(#3)	41.4%(#2)	22.4%(#4)	52.2%(#1)	19.8%
1990-1994	2.4%	0.1%(#4)	7.0%(#3)	-3.4%(#5)	15.3%(#2)	20.9%(#1)	9.2%
1995-1999	12.4%	20.5%(#2)	22.5%(#1)	2.1%(#4)	5.0%(#3)	2.0%(#5)	29.7%
2000-2002	-16.3%	-9.7%(#1)	-15.4%(#4)	-23.0%(#5)	-10.2%(#2)	-14.0%(#3) -	15.9%

1970-2002	10.0%	8.8%	10.7%	10.4%	8.6%	N/A	10.4%
1988-2002	3.6%	7.1%	8.7%	-3.5%	7.2%	10.0%	11.6%

The table above presents the performance of the international stock markets from January 1, 1970 to December 31, 2002. Returns are shown in a series of five-year periods. The international returns are followed by those of the world's regions, then for comparison, the U.S. returns.

Regional performances (not including the U.S.) are highlighted using ranks from #1 (best) to #5 (worst) to indicate the winners and losers in each five-year period. History shows regional returns are random in their timing, with no area holding a permanent monopoly on performance.

Note that the international market and its territories all have quite similar long-term records. But observe that the international index has a more stable return pattern than any of its components. This is because regional bull and bear markets tend to offset one another.

The Fund's design reflects your manager's belief that shareholders benefit from smoother international performance. A more stable portfolio encourages investors to stay the course in a falling market environment. This promotes success in reaching long-term investment goals.

The MSCI developed country gross dividends return series is used for U.S., Europe, Canada, Japan and the Pacific less Japan. The Free MSCI emerging markets free gross dividends return series starts on January 1, 1988. International returns reflect the MSCI World less U.S. Free Index until the MSCI All-Country less U.S. Free Index starts on January 1, 1988. World less U.S. Free and All-Country World less U.S. returns are linked across the 1970-2002 period.

THOMAS WHITE INTERNATIONAL FUND REGIONAL EXPOSURE ON APRIL 30, 2003 BASED ON LONG-TERM SECURITIES
CONTINENTAL EUROPE	37.8%
UNITED KINGDOM	14.8%
AFRICA & MIDDLE EAST	0.7%
CANADA	3.3%
LATIN AMERICA	6.7%
JAPAN	19.3%
FAR EAST	5.5%
AUSTRALIA & NEW ZEALAND	5.6%
DEVELOPED MARKETS	93.7%
EMERGING MARKETS	6.3%
Total	100.0%

We believe international stocks will outperform U.S. equities over the coming ten years. We have updated the chart on the previous page. International companies continue to benefit from strong earnings growth being generated from improving management and more productive employees. The higher potential return of international equities comes from their relative under-valuation and their opportunity to raise margins and capital returns up to the standards of U.S. corporations. International companies still have many opportunities to make the kind of structural improvements U.S. companies implemented in the 1990's.

Our organization feels that international stocks will have superior performance to U.S. equities over the next ten years due to the relative undervaluation of foreign stocks and the overvaluation of the U.S. dollar. Specifically, we believe investors should expect large-cap international equities to return 11% from 2003 through 2012, versus 9% for comparable U.S. stocks. Even though global equity markets have become more similar over the years, they still do not move in lockstep and diversification is key to solid long-term returns.

We thank you for your continued investment and support of our firm. In a difficult stock market, it is important that investors stay the course. As one of your investment managers, we continue to execute our investment process in a consistent and disciplined manner. We believe that equity investing rewards the patient investor who uses time-tested valuation techniques and has realistic long-term goals. We have every confidence that these equities will enjoy strong relative performance reflecting the economic recovery we anticipate occurring in 2003.

PERFORMANCE AT A GLANCE

The  International Fund

vs

MDSC Indices

June 28, 194 to April 30, 2003

[graphic omitted]

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks. The return since inception was 44.6% for the Fund, 5.3% for the MSCI All Country World ex U.S. and 48.5% for the MSCI All Country Index. The one-year return for the Fund was -16.6%. The Fund's average annual total return since inception was 4.3%. The MSCI Indices are gross dividends.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Relative Performance April 30, 2003	Thomas White International Fund	MSCI All Country World ex U.S.	MSCI All Country World
Six Months	-0.1%	3.1%	4.0%
YTD	0.0%	1.6%	3.5%
One Year Total Return	-16.6%	-15.2%	-14.2%
Annualized Three Year Total Return	-12.1%	-14.6%	-14.4%
Annualized Five Year Total Return	-4.0%	-4.9%	-4.0%
The current value of an initial $10,000 investment with dividends reinvested.
Annualized Total Return Since Inception (June 28, 1994)	4.3%	0.6%	4.6%
Cumulative Total Return Since Inception (June 28, 1994)	44.6%	5.3%	48.5%

MSCI All Country World is a compilation of the market indices for 47 developed and emerging market countries. The MSCI All Country World ex U.S. represents the same countries as the All Country Index except it does not include the U.S.. All indices are unmanaged and returns assume the reinvestment of dividends. The International Fund also assumes the reinvestment of dividends and capital gains distributions.

THOMAS WHITE INTERNATIONAL FUND

Investment Portfolio April 30, 2003
Country	Issue	Industry	Shares	Value

COMMON STOCKS:	98.7%
AUSTRALIA:	4.6%

	BHP Billiton ADR #	Metals & Mining	2,271	25,322
	BHP Billiton Ltd	Metals & Mining	3,482	7,388
	National Australia Bank ADR #	Banking	2,900	295,220
	National Australia Bank	Banking	5,121	104,178
	News Corp Ltd ADR	Services	16,500	466,619
	Rio Tinto Plc ADR	Metals & Mining	1,700	130,390
	Telstra Corp	Communications	60,800	160,220
				1,189,337

BELGIUM:	2.5%

	Fortis AG	Insurance	12,500	209,938
	Groupe Bruxelles Lambert	Financial Diversified	5,900	242,786
	Solvay	Chemicals	2,800	197,923
				650,647

BERMUDA:	0.9%

	XL Capital Ltd.	Insurance	2,700	222,210

_____________________________
See Notes to Financial Statements
BRAZIL:	2.4%

	Banco Bradesco S A ADR	Banking	6,000	123,600
	Petrobras PN	Energy	17,990	310,387
	Tele Brasil-Telebras Hldrs ADS	Communications	6,800	176,664
				610,651

CANADA:	3.3%

	Enbridge Inc	Energy	3,800	115,745
	Fairfax Financial Holdings #	Insurance	600	51,941
	Royal Bank Of Canada	Banking	5,400	224,739
	Shaw Communication Class B	Industrial	19,000	229,106
	Shell Canada	Energy	6,400	218,136
				839,667

CHINA:	1.2%

	Petrochina ADR #	Energy	13,200	307,164

FINLAND:	0.9%

	Nokia OY #	Technology	13,300	222,037

_____________________________
See Notes to Financial Statements

FRANCE:	4.9%

	Aventis Sa	Healthcare	5,400	274,432
	Michelin (Fran)	Consumer Durables	4,800	177,688
	Total Fina	Energy	3,733	489,813
	Vivendi Universal	Services	20,000	326,074
				1,268,007

GERMANY:	6.7%

	BASF	Chemicals	4,700	208,101
	Bayer AG	Chemicals	4,300	78,269
	Bayer Hypo-Vereins	Banking	9,200	122,769
	Deutsche Telekom N	Communications	14,000	187,292
	E. On AG	Utilities	6,800	322,724
	Merck Kgaa	Healthcare	4,700	126,488
	RWE AG	Utilities	7,800	210,787
	Schering AG	Healthcare	6,600	294,439
	Siemens AG	Industrial	3,600	178,090
				1,728,959

HONG KONG:	3.3%

	China Telecom (Hong Kong)	Communications	22,800	45,750
	HSBC Holdings	Banking	36,800	402,257
	Jardine Matheson	Industrial	45,000	254,250
	Swire Pacific Ltd.	Industrial	34,600	137,085
				839,342

IRELAND:	2.4%

	Allied Irish Bank	Banking	20,000	308,206
	Bank of Ireland	Banking	25,800	318,357
				626,563

ISRAEL:	0.7%

	Amdocs Ltd ADR *	Services	10,300	181,898

ITALY:	2.1%

	ENI	Energy	19,100	272,796
	Telecom Italia Spa #	Communications	31,600	258,305
				531,101

JAPAN:	19.2%

	Canon	Technology	9,000	364,246
	Dai Nippon Printing	Services	12,000	116,680
	Daiichi Pharmaceuticals	Healthcare	15,500	196,523
	Daiwa House Industry	Building	20,000	120,910
	Denso	Consumer Durables	8,100	115,622
	Fuji Photo Film	Services	5,000	127,629
	Fujitsu	Technology	42,000	117,432
	Hitachi Ltd	Technology	50,000	167,090
	Honda Motor	Consumer Durables	5,200	172,467
	Japan Tobacco	Consumer Staples	47	274,277
	Komatsu Ltd	Capital Goods	72,000	275,069
	Matsushita E Ind	Technology	19,000	151,559
	Millea Holdings	Insurance	40	259,961
	Mitsubishi Electric	Technology	51,000	132,320
	Mitsubishi Heavy Ind	Capital Goods	90,000	200,259
	Mitsubishi Tokyo Fin	Banking	20	67,845
	Nipponkoa	Insurance	48,000	154,766
	NTT	Communications	94	329,921
	Ono Pharmaceutical	Healthcare	8,000	238,465
	Sankyo Co	Healthcare	18,000	261,169
	Sony Corp	Technology	5,400	131,492
	Sumitomo Mitsui Financial #	Banking	13	20,412
	Taisho Pharmaceuticals	Healthcare	9,000	127,032
	Takeda Chemical Industries	Healthcare	6,000	220,160
	Yamada Denki #	Consumer Retail	23,200	448,045
	Yamanouchi	Healthcare	6,000	151,643
				4,942,994

MEXICO:	3.3%

	America Movil ADR Ser L Shrs	Communications	7,800	130,806
	Cemex ADR #	Building	9,623	219,886
	Telefonos de Mexico ADR Ord L Shrs	Communications	16,900	510,549
				861,241

NETHERLANDS:	9.1%

	ABN-AMRO Holdings	Banking	22,100	373,638
	AKZO NOBEL	Chemicals	7,200	160,160
	ING Group	Insurance	23,694	384,978
	OCE N.V.	Technology	30,000	282,747
	Philips Electronics	Industrial	20,476	381,165
	Reed Elsevier NV	Services	16,000	182,243
	Unilever NV	Consumer Staples	9,000	567,337
				2,332,268

NEW ZEALAND:	0.9%

	Telecom Corporation of New Zealand #	Communications	10,900	234,023

PORTUGAL:	0.6%

	Portugal Telecom	Communications	20,200	144,592

SINGAPORE:	1.8%

	DBS Group Holdings	Banking	43,030	210,946
	Overseas Chinese Bank	Banking	48,800	259,855
				470,801

SOUTH KOREA:	5.0%

	Korea Electric Power Corp ADR	Utilities	35,900	338,178
	Korea Telecom Corp Sponsored ADR	Communications	10,900	220,616
	Pohang Iron & Steel	Metals & Mining	8,800	180,840
	Samsung Electronics	Technology	1,800	453,719
	SK Telecom	Communications	740	103,355
				1,296,708

SPAIN:	5.2%

	Banco Popular Espanol	Banking	3,600	174,633
	BBVA	Banking	20,100	202,457
	Repsol YPF SA.	Energy	27,900	406,581
	Telefonica, S.A. ADR	Communications	12,654	420,746
	Telefonica, S.A.	Communications	12,910	142,867
				1,347,284

SWEDEN:	0.8%

	Electrolux - B Shares	Consumer Durables	11,200	210,240

SWITZERLAND:	1.9%

	Novartis	Healthcare	9,500	374,732
	Swisscom AG	Communications	400	123,719
				498,451

TAIWAN:	0.3%

	Taiwan Semiconductor	Technology	58,520	80,260

UNITED KINGDOM:	14.7%

	Allied Domecq	Consumer Staples	25,000	140,558
	Assoc Br Foods	Consumer Staples	20,000	172,740
	Bg Group Plc	Energy	35,400	141,901
	Boots Group Plc	Consumer Retail	29,200	268,100
	Bp Plc	Energy	32,600	207,359
	British American Tobacco	Consumer Staples	58,800	566,649
	BAE Systems Plc	Aerospace	91,500	187,785
	BT Group	Communications	57,400	164,807
	Bunzl	Forest & Paper	29,000	209,267
	Centrica	Utilities	65,000	173,849
	Glaxo Smithkline ADR	Healthcare	6,400	259,328
	Hays	Services	62,000	82,863
	Imperial Chemical Inds	Chemicals	65,600	134,834
	Marks & Spencer Group	Consumer Retail	27,300	126,705
	Rentokil Initial	Services	66,000	197,690
	RMC Group	Building	13,800	90,011
	Unilever Plc	Consumer Staples	24,285	239,640
	Vodafone Group Plc ADR	Communications	12,600	248,976
	WPP Group Plc	Services	24,000	169,618
				3,782,680

Total Common Stocks		(Cost $27,112,459)		25,419,124

SHORT TERM OBLIGATIONS:	0.8%
			Par Value
	The Northern Trust Company Eurodollar		$206,409	206,409
	Time Deposit 0.20%, due 05/01/03
Total Short Term Obligations		(Cost $206,409)		206,409

Total Investments	99.5%	(Cost $27,318,868)		25,625,533
Other Assets, Less Liabilities:	0.5%			126,085
Total Net Assets:	100.0%			$25,751,618

* Non-Income Producing Securities

All or a portion of securities on loan at April 30, 2003 - See Note 1 (g) to financial statements.

ADR - American Depository Receipt.

Thomas White FUNDS FAMILY Statements of Assets and Liabilities April 30, 2003
	American Enterprise Fund	American Opportunities Fund	International Fund
ASSETS

Investments in securities at market value[1]	$13,619,747	$12,204,506	$25,625,533
Receivables:
Dividends and interest	20,876	10,966	171,362
Other	3,021	2,392	7,228
Held as Collateral for Loaned Securities[2]	4,697,518	2,439,827	1,373,431
Prepaid expenses	407	375	847
Total assets	18,341,569	14,658,066	27,178,401

LIABILITIES

Due to advisor	10,787	9,717	20,387
Accrued expenses	18,836	8,127	32,964
Collateral on Loaned Securities	4,697,518	2,439,827	1,373,431
Total liabilities	4,727,141	2,457,671	1,426,782

NET ASSETS

Source of Net Assets:
Net capital paid in on shares of beneficial interest	$18,334,898	11,435,383	$30,105,402
Undistributed net investment income (Accumulated Net investment loss)	38,467	15,262	129,057
Accumulated net realized gain (loss)	(3,738,014)	(760,220)	(2,789,507)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(1,020,923)	1,509,970	(1,693,334)

Net assets	$13,614,428	$12,200,395	$25,751,618

Shares outstanding	1,543,597	1,115,259	2,990,074

Net asset value and offering price per share	$8.82	$10.94	$8.61

[1] Cost Basis: American Enterprise Fund: $14,640,669 American Opportunities Fund: $10,694,536 International Fund: $27,318,868
[2] Value of securities out on loan at 04/30/2003: American Enterprise Fund: $4,554,557 American Opportunities Fund: $2,366,273 International Fund: $1,331,019

See Notes to Financial Statements.

Thomas White FUNDS FAMILY Statements of Operations Six Months Ended April 30, 2003
	American Enterprise Fund	American Opportunities Fund	International Fund
INVESTMENT INCOME

Income:
Dividends	$120,509	$90,274	$312,993 [1]
Interest	2,105	1,977	1,883
Total investment income	122,614	92,251	314,876

Expenses:
Investment management fees (note 4)	62,987	57,029	124,437
Audit fees and expenses	7,746	4,931	10,337
Custodian fees	2,903	2,886	30,508
Trustees' fees and expenses	2,470	2,215	5,066
Registration fees	3,339	2,697	12,941
Transfer Agent fees	6,292	5,824	13,290
Printing expenses	1,453	1,326	3,066
Legal fees and expenses	5,809	4,817	10,829
Other expenses	8,890	8,105	17,029
Total expenses	101,889	89,830	227,503
Reimbursement from Investment Manager
	(16,856)	(12,842)	(40,848)
Net expenses
	85,033	76,988	186,655
Net investment income (loss)
	37,581	15,263	128,221

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on investments & foreign currency transactions	(1,018,789)	(598,102)	(484,302)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,132,412	1,031,925	346,326
Net gain (loss) on investments	113,623	433,823	(137,976)

Net increase (decrease) in net assets from operations	$151,204	$449,086	$(9,755)

[1] Net of foreign taxes withheld of $41, 835.

See Notes to Financial Statements.

Thomas White Funds Family Statements of Changes in Net Assets
	American Enterprise Fund		American Opportunities Fund
	Six Months Ended April 30, 2003	Year Ended October 31, 2002	Six Months Ended April 30, 2003	Year Ended October 31, 2002
Change in net assets from operations:
Net investment income	$37,581	$72,195	$15,263	$20,645
Net realized gain (loss)	(1,018,789)	(443,807)	(598,102)	(92,755)
Net unrealized appreciation (depreciation) on investments	1,132,412	(1,514,527)	1,031,925	(96,618)
Net increase (decrease) in net assets from operations	151,204	(1,886,139)	449,086	(168,728)

Distributions to shareholders:
From net investment income	-------	(71,311)	-------	(20,645)
Tax return of capital	-------	-------	-------	(3,793)
Total distributions	-------	(71,311)	-------	(24,438)

Fund share transactions (Note 3)	1,147,041	(297,935)	447,813	707,570
Total increase (decrease)	1,298,245	(2,255,385)	896,899	514,404

Net assets:
Beginning of period	12,316,183	14,571,568	11,303,496	10,789,092

End of period	$13,614,428	$12,316,183	$12,200,395	$11,303,496

	International Fund
	Six Months Ended April 30, 2003	Year Ended October 31, 2002
Change in net assets from operations:
Net investment income	$128,221	$232,442
Net realized gain (loss) on investments and foreign currency transactions	(484,302)	(1,984,989)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	346,325	(16,912)
Net increase (decrease) in net assets from operations	(9,756)	(1,769,459)

Distributions to shareholders:	---------
From net investment income	---------	(202,283)

Fund share transactions (Note 3)	173,517	(96,180)
Total increase (decrease)	163,761	(2,067,922)

Net assets:

Beginning of period	25,587,857	27,655,779

End of period	$25,751,618	$25,587,857
See Notes to Financial Statements.

THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
Six Months Ended April 30, 2003

Note 1.     Summary of Accounting Policies

Lord Asset Management Trust (the "Trust") was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has three series of Shares, the Thomas White American Enterprise Fund (the "American Enterprise Fund") that commenced operations on November 1, 1998, the Thomas White American Opportunities Fund (the "American Opportunities Fund") that commenced operations on March 4, 1999, and the Thomas White International Fund (the "International Fund") that commenced operations on June 28, 1994, collectively referred to as the "Fund". The investment objective of each Fund is to seek long-term capital growth. The American Enterprise Fund primarily invests in equity securities of large U.S. companies. The American Opportunities Fund will also invest in U.S. equity securities, with a focus on mid-size and small companies. The International Fund will primarily invest in equity securities of companies located in the world's developed countries outside of the U.S. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

(a)	Valuation of securities. Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and asked price. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

(b)	Foreign currency translation. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells a foreign security it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on investments and foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments and foreign currency translations include the changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

(c)	Income taxes. It is each Fund's intention to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

(d)	Use of estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

(e)	Security Transactions and Investment Income. Investment transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined on a FIFO basis.

(f)	Distributions to Shareholders. The Funds usually declare and pay dividends from net investment income annually, but may be done more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(g)	Securities Lending. The Thomas White American Enterprise Fund, American Opportunities Fund and International Fund may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is each Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

Funds that lend securities receive cash as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines as set forth in the securities lending agreement. A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 50% is paid to the securities lending agents for the Thomas White International Fund for its services and 40% is paid to the securities lending agent for the Thomas White American Enterprise and Thomas White American Opportunities Funds for their services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at April 30, 2002 are as follows:

Portfolio	Value of Loaned Securities	Value of Collateral
Thomas White American Enterprise	$4,554,557	$4,697,518
Thomas White American Opportunities	2,366,273	2,439,827
Thomas White International Fund	1,331,019	1,373,431

Each Fund has earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:
Portfolio	Net Interest Earned by Portfolio
Thomas White American Enterprise	$656
Thomas White American Opportunities	565
Thomas White International Fund	1,508

Note 2.     Significant Shareholder. At April 30, 2003 the Thomas White American Enterprise Fund, Thomas White American Opportunities Fund and Thomas White International Fund had a shareholder who held 75.8%, 56.9% and 67.5%, respectively, of each fund's outstanding shares. Investment activities of this shareholder could have a material effect on each Fund.

THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
Six Months Ended April 30, 2003

Note 3.     Transactions in Shares of Beneficial Interest

As of April 30, 2003, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:
	American Enterprise Fund				American Opportunities Fund
	Six Months Ended April 30, 2003		Year Ended October 31, 2002		Six Months Ended April 30, 2003		Year Ended October 31, 2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	147,910	$1,278,593	37,586	$373,050	43,125	$451,802	72,206	$833,291
Shares issued on reinvestment of dividends & distributions	8,039	71,311	0	0	2,208	23,603	0	0
Shares redeemed	(23,061)	(202,863)	(65,535)	(670,985)	(2,615)	(27,592)	(11,107)	(125,721)
Net increase (decrease)	132,888	$1,147,041	(27,949)	$(297,935)	42,718	$447,813	61,099	$707,570

	International Fund
	Six Months Ended April 30, 2003		Year Ended October 31, 2002
	Shares	Amount	Shares	Amount
Shares sold	81,279	674,703	396,033	$3,782,336
Shares issued on reinvestment of dividends & distributions	23,140	200,394	0	0
Shares redeemed	(82,721)	(701,580)	(409,822)	(3,878,516)

Net increase (decrease)	21,698	(173,517)	(13,789)	$(96,180)

Note 4.     Investment Management Fees and Other Transactions with Affiliates

Each Fund pays a monthly investment management fee to Thomas White International, Ltd. (the "Advisor") at the rate of 1/12% of the Fund's average daily net assets. For the current fiscal year the Advisor has contractually agreed to reduce its management fee for the International Fund, the American Enterprise Fund and the American Opportunities Fund to the extent that the total operating fees exceed 1.50%, 1.35%, and 1.35% of the respective Fund's average daily net assets

Note 5.     Investment Transactions

During the six months ended April 30, 2003 the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, were as follows:

Fund	Purchases	Sales
American Enterprise Fund	$3,844,031	$2,711,301
American Opportunities Fund	2,736,845	2,280,789
International Fund	2,788,977	2,476,588

THOMAS WHITE FUNDS FAMILY
 Notes to Financial Statements
Six Months Ended April 30, 2003

At April 30, 2003 the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

Fund	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
American Enterprise Fund	780,739	(1,801,662)	(1,020,923)
American Opportunities Fund	2,070,875	(560,905)	1,509,970
International Fund	2,788,386	(4,481,721)	(1,693,334)

Distributions to Shareholders

The Funds will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature and are primarily due to differing treatments for futures and option transactions, foreign currency transactions and losses deferred due to wash sales.

	Undistributed Ordinary Income	Undistributed Long-term Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Total Distributable Earnings
American Enterprise Fund	$38,467	$-------	$(1,020,923)	(2,719,137)	$(3,701,593)
American Opportunities Fund	15,262	-------	1,509,970	(146,635)	1,378,597
International Fund	129,057	-------	(1,693,334)	(2,305,205)	(3,869,482)

The tax character of distributions paid during the year ended December 31, 2002 were as follows:

	Ordinary Income	Long-term Capital Gains	Total Distributions
American Enterprise Fund	$71,311	$-------	$71,311
American Opportunities Fund	20,645	-------	20,645
International Fund	202,283	-------	202,283

As of October 31, 2002, the Funds had tax basis capital losses, which may be carried forward up to eight years to offset future capital gains. Such losses expire as follows:
Expiration Date	American Enterprise Fund	American Opportunities Fund	International Fund
10/31/2007	$79,601	-------	-------
10/31/2008	410,141	-------	-------
10/31/2009	1,763,751	$53,881	$320,216
10/31/2010	465,644	92,754	1,984,989
Total	$2,719,137	$146,635	$2,305,205

THOMAS WHITE FUNDS FAMILY
 Notes to Financial Statements
Period Ended April 30, 2003

Note 6.     Financial Highlights

	American Enterprise Fund
	Six Months Ended April 30, 2003		Year Ended October 31, 2002		Year Ended October 31, 2001		Year Ended October 31, 2000		Year Ended October 31, 1999
Per share operating performance (For a share outstanding throughout the period)

Net asset value, beginning of period	$8.73		$10.13		$11.66		$12.07		$10.00

Income from investment operations:
Net investment income (loss)	0.02		0.05		0.05		0.05		0.01
Net realized and unrealized gains (losses)	0.07		(1.40)		(1.53)		(0.40)		2.06
	0.09		(1.35)		(1.48)		(0.35)		2.07

Distributions:
From net investment income	-------		(0.05)		(0.04)		(0.06)		-------
From net realized gains	-------		-------		-------		-------		-------
Tax return of capital	-------		-------		(0.01)		-------		-------
	-------		(0.05)		(0.05)		(0.06)		-------

Change in net asset value for the period	0.09		(1.40)		(1.53)		(0.41)		2.07
Net asset value, end of period	$8.82		$8.73		$10.13		$11.66		$12.07

Total Return	1.03%		(13.33)%		(12.66)%		(2.90)%		20.70%
Ratios/supplemental data
Net assets, end of period (000)	$13,614		$12,316		$14,572		$16,653		$22,114
Ratio to average net assets:
Expenses (net of reimbursement)	1.34%	+	1.34%	+	1.35%	+	1.35%	+	1.35%	+
Net investment income/loss (net of reimbursement)	0.30%	+	0.49%	+	0.42%	+	0.28%	+	0.23%	+

Portfolio turnover rate	49.83%		69.32%		87.34%		67.28%		4.58%
* Annualized ** Not annualized

+ In the absence of the expense reimbursement for the American Enterprise Fund the ratio of expenses to average net assets would have been 1.60% and the ratio of net investment income to average net assets would have been 0.16% for the current period.

In the absence of the expense reimbursement for the American Enterprise Fund the ratio of expenses to average net assets would have been 1.49% and the ratio of net investment income to average net assets would have been 0.10% for the year ended 2002.

In the absence of the expense reimbursement for the American Enterprise Fund the ratio of expenses to average net assets would have been 1.47% and the ratio of net investment income to average net assets would have been 0.31% for the year ended 2001.

In the absence of the expense reimbursement for the American Enterprise Fund the ratio of expenses to average net assets would have been 1.39% and the ratio of net investment income to average net assets would have been 0.25% for the year ended 2000.

In the absence of the expense reimbursement for the American Enterprise Fund the ratio of expenses to average net assets would have been 1.58% and the ratio of net investment income to average net assets would have been 0.00% for the year ended October 31, 1999.

THOMAS WHITE FUNDS FAMILY
 Notes to Financial Statements
Period Ended April 30, 2003
	American Opportunities Fund
	Six Months Ended April 30, 2003		Year Ended October 31, 2002		Year Ended October 31, 2001		Year Ended October 31, 2000		March 4, 1999 (commencement of operations) to October 31, 1999
Per share operating performance (For a share outstanding throughout the period)

Net asset value, beginning of period	$10.54		$10.67		$10.95		$10.73		$10.00

Income from investment operations:
Net investment income (loss)	0.01		0.02		0.03		0.04		0.02
Net realized and unrealized gains (losses)	0.39		(0.13)		(0.27)		0.72		0.71
	0.40		(0.11)		(0.24)		0.76		0.73

Distributions:
From net investment income	-------		(0.02)		(0.04)		(0.04)		-------
From net realized gains	-------		-------		-------		(0.50)		-------
Tax return of capital	-------	(1)	-------	(1)	-------	(1)	-------		-------
	-------		(0.02)		(0.04)		(0.54)		-------

Change in net asset value for the period	0.40		(0.13)		(0.28)		0.22		0.73
Net asset value, end of period	$10.94		$10.54		$10.67		$10.95		$10.73

Total Return	3.80%		(1.01)%		(2.20)%		7.25%		7.30%	**
Ratios/supplemental data
Net assets, end of period (000)	$12,200		$11,303		$10,789		$10,386		$9,931
Ratio to average net assets:
Expenses (net of reimbursement)	1.35%	+	1.34%	+	1.35%	+	1.35%	+	1.35%	*+
Net investment income/loss (net of reimbursement)	0.13%	+	0.17%	+	0.31%	+	0.22%	+	0.22%	*+

Portfolio turnover rate	39.14%		37.50%		83.34%		62.14%		3.53%	**
* Annualized ** Not annualized

+ In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 0.78% and the ratio of net investment income to average net assets would have been 0.02% for the current period.

In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.48% and the ratio of net investment income to average net assets would have been (0.01)% for the year ended 2002 .

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.54% and the ratio of net investment income to average net assets would have been 0.13% for the year ended 2001.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.47% and the ratio of net investment income to average net assets would have been 0.11% for the year ended 2000.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.70% and the ratio of net investment income to average net assets would have been (0.13)% for the year ended 1999.

THOMAS WHITE FUNDS FAMILY
 Notes to Financial Statements
Period Ended April 30, 2003

	International Fund
	Six Months Ended April 30, 2003		Year Ended October 31, 2002		Year Ended October 31, 2001		Year Ended October 31, 2000		Year Ended October 31, 1999
Per share operating performance (For a share outstanding throughout the period)

Net asset value, beginning of period	$8.62		$9.27		$11.76		$13.30		$13.58

Income from investment operations:
Net investment income (loss)	0.04		0.08		0.06		(0.01)		0.07
Net realized and unrealized gains (losses)	(0.05)		(0.66)		(2.49)		(0.05)		2.32
	(0.01)		(0.58)		(2.43)		(0.06)		2.39
Distributions:
From net investment income	-------		(0.07)		(0.06)		(0.07)		(0.13)
From net realized gains	-------		-------		-------		(1.41)		(2.54)
	-------		(0.07)		(0.06)		(1.48)		(2.67)

Change in net asset value for the period	(0.01)		(0.65)		(2.49)		(1.54)		(0.28)
Net asset value, end of period	$8.61		$8.62		$9.27		$11.76		$13.30

Total Return	(0.12)%		(6.28)%		(20.63)%		(1.26)%		18.78%
Ratios/supplemental data
Net assets, end of period (000)	$25,752		$25,588		$27,656		$34,104		$41,665
Ratio to average net assets:
Expenses (net of reimbursement)	1.50%	+	1.50%	+	1.50%	+	1.50%	+	1.44%
Net investment income/loss (net of	0.51%		0.81%	+	0.51%	+	(0.04)%	+	0.46%
reimbursement)
Portfolio turnover rate	23.37%		50.00%		35.38%		38.37%		67.48%

+ In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.81% and the ratio of net investment income to average net assets would have been 0.35% for the current period.

In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.71% and the ratio of net investment income to average net assets would have been 0.06% for the year ended October 31, 2002.

In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.66% and the ratio of net investment income to average net assets would have been 0.35% for the year ended October 31, 2001.

In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.52% and the ratio of net investment income to average net assets would have been (0.06)% for the year ended October 31, 2000.

ITEM 2.	CODE OF ETHICS.
Not applicable.
ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.
ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.
ITEM 5.	[RESERVED]
ITEM 6.	[RESERVED]
ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8.	[RESERVED]
ITEM 9.	CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal control over financial reporting or in other factors that could significantly affect the Registrant's internal control over financial reporting subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.	EXHIBITS.
(a)(1)	Not applicable.
(a)(2) Certifications of principal executive officer and principal financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.
(b) Certifications of principal executive officer and principal financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.
LORD ASSET MANAGEMENT TRUST
By:	/s/Thomas S. White, Jr. Thomas S. White, Jr. President (Principal Executive Officer)
Date:	July 9, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Thomas S. White, Jr. Thomas S. White, Jr. President (Principal Executive Officer)
Date:	July 9, 2003
By:	/s/David M. Sullivan II David M. Sullivan II Treasurer (Principal Financial Officer)
Date:	July 9, 2003

EXHIBIT INDEX
(a)(2) Certifications of principal executive officer and principal financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.
(b) Certification of principal executive officer and principal financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.